UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 8, 2006

BOSTON SCIENTIFIC CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11083	04-2695240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Boston Scientific Place, Natick, Massachusetts		01760-1537
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (508) 650-8000

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR  240.14d–2(b))

☐            Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01.  Other Events

On January 8, 2006, Boston Scientific Corporation (“Boston Scientific”) issued a press release announcing its submission of a definitive offer to acquire Guidant Corporation (“Guidant”). The offer was communicated on January 8, 2006 in a letter from Pete Nicholas, Chairman of Boston Scientific, and Jim Tobin, President and Chief Executive Officer of Boston Scientific, to James M. Cornelius, Chairman of Guidant.  The press release announcing the offer, including the full text of the offer letter delivered to Mr. Cornelius, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Also on January 8, 2006, Boston Scientific issued a press release announcing that it had entered into a binding definitive agreement with Abbott to sell Guidant’s vascular intervention and endovascular businesses. The press release announcing the agreement is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

99.1                           Press release, dated January 8, 2006

99.2                           Press release, dated January 8, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Lawrence J. Knopf
Name:	Lawrence J. Knopf
Title:	Vice President and Assistant General Counsel

Dated:             January 10, 2006